MALT05-6 POOL 1 - SUBGROUP A	Fixed Master Stratification
UBS Investment Bank

Pool Summary
Number of Loans: 2,365
Aggregrate Scheduled Principal Balance: $536,235,229
Minimum Scheduled Principal Balance: $10,928
Maximum Scheduled Principal Balance: $1,999,997
Average Scheduled Principal Balance: $226,738
Minimum Mortgage Interest Rate: 5.125%
Maximum Mortgage Interest Rate: 7.500%
WA Mortgage Interest Rate: 5.929%
Minimum Remaing Scheduled Term: 231
Maxinum Remaining Scheduled Term: 360
WA Remaining Scheduled Term: 357
Minimum Original LTV: 10.42%
Maximum Original LTV: 100.00%
WA Original LTV: 73.06%
Latest Maturity: 20351101
Prepay %: 45.59%
Interest Only %: 51.27%
Conforming %: 59.90%
BLN %: 0.00%
WA Seasoning: 2
WA Original Term: 359

Range of Current Principal Balances	# of Loans	Aggregate Balance	% of Aggregate Balance
$1 - $25,000	1	$24,979	0.00%
$25,001 - $50,000	20	863,396	0.14
$50,001 - $75,000	99	6,518,657	1.07
$75,001 - $100,000	176	15,758,826	2.59
$100,001 - $125,000	216	24,555,389	4.03
$125,001 - $150,000	278	37,965,742	6.23
$150,001 - $175,000	218	35,415,415	5.81
$175,001 - $200,000	168	31,757,487	5.21
$200,001 - $250,000	315	70,652,448	11.59
$250,001 - $300,000	225	61,908,152	10.16
$300,001 - $350,000	145	47,023,332	7.72
$350,001 - $400,000	141	52,154,112	8.56
$400,001 - $450,000	84	35,822,453	5.88
$450,001 - $500,000	74	35,531,589	5.83
$500,001 - $550,000	49	25,632,959	4.21
$550,001 - $600,000	41	23,642,604	3.88
$600,001 - $650,000	26	16,422,567	2.69
$650,001 - $700,000	17	11,592,956	1.90
$700,001 - $750,000	13	9,539,138	1.57
$750,001 - $800,000	9	7,036,587	1.15
$800,001 - $850,000	6	4,982,627	0.82
$850,001 - $900,000	1	873,254	0.14
$900,001 - $950,000	2	1,847,559	0.30
$950,001 - $1,000,000	10	9,838,210	1.61
$1,000,001 or more	31	42,122,477	6.91
Total:	2,365	$609,482,914	100.00%
Average Current Bal: 257,709

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

Range of Loan Interest Rates	# of Loans	Aggregate Balance	% of Aggregate Balance
5.001% - 5.125%	1	$345,000	0.06%
5.126% - 5.250%	15	4,932,892	0.92
5.251% - 5.375%	21	7,712,506	1.44
5.376% - 5.500%	62	20,459,261	3.82
5.501% - 5.625%	128	39,139,742	7.30
5.626% - 5.750%	327	93,871,567	17.51
5.751% - 5.875%	560	141,182,778	26.33
5.876% - 6.000%	345	89,156,923	16.63
6.001% - 6.125%	250	46,772,488	8.72
6.126% - 6.250%	313	50,532,894	9.42
6.251% - 6.375%	187	28,021,052	5.23
6.376% - 6.500%	76	8,864,800	1.65
6.501% - 6.625%	24	1,874,007	0.35
6.626% - 6.750%	17	1,080,310	0.20
6.751% - 6.875%	23	1,649,773	0.31
6.876% - 7.000%	10	487,742	0.09
7.001% - 7.125%	4	107,814	0.02
7.126% - 7.250%	1	25,880	0.00
7.376% - 7.500%	1	17,799	0.00
Total:	2,365	$536,235,229	100.00%
Weighted Average: 5.929%

Range of Original Loan to Value Ratios	# of Loans	Aggregate Balance	% of Aggregate Balance
50.00% or less	193	$52,521,401	9.79%
50.01% - 55.00%	74	23,025,669	4.29
55.01% - 60.00%	96	32,781,783	6.11
60.01% - 65.00%	186	60,813,356	11.34
65.01% - 70.00%	207	65,470,042	12.21
70.01% - 75.00%	149	53,421,361	9.96
75.01% - 80.00%	656	151,793,092	28.31
80.01% - 85.00%	12	2,784,480	0.52
85.01% - 90.00%	18	3,567,730	0.67
90.01% - 95.00%	30	5,040,199	0.94
95.01% - 100.00%	744	85,016,116	15.85
Total:	2,365	$536,235,229	100.00%
Weighted Average: 73.06

Property Type	# of Loans	Aggregate Balance	% of Aggregate Balance
Single Family	1,692	$374,050,050	69.75%
Planned Unit Development	403	100,168,280	18.68
Condominium	189	36,401,233	6.79
Two- to Four-Family	79	25,386,862	4.73
Coop	1	130,723	0.02
Townhouse	1	98,082	0.02
Total:	2,365	$536,235,229	100.00%

Loan Purpose	# of Loans	Aggregate Balance	% of Aggregate Balance
Purchase Cash Out Refinance Rate & Term Refinance	1,374 731 260	$252,488,600 206,938,767 76,807,862	47.09% 38.59 14.32
Total:	2,365	$536,235,229	100.00%

Occupancy Status	# of Loans	Aggregate Balance	% of Aggregate Balance
Primary Investor Secondary	2,128 164 73	$482,474,100 38,930,972 14,830,157	89.97% 7.26 2.77
Total:	2,365	$536,235,229	100.00%

Range of Remaining Term to Maturity (Months)	# of Loans	Aggregate Balance	% of Aggregate Balance
181 – 240 241 – 300 301 - 360	14 1 2,350	$3,649,424 409,958 532,175,847	0.68% 0.08 99.24
Total:	2,365	$536,235,229	100.00%
Weighted Average: 357

Seasoning (Months)	# of Loans	Aggregate Balance	% of Aggregate Balance
0	23	$6,732,004	1.26%
1	527	122,822,221	22.90
2	1,284	266,963,355	49.78
3	397	97,308,693	18.15
4	92	26,414,599	4.93
5	14	5,526,332	1.03
6	8	4,239,201	0.79
7	7	3,344,052	0.62
8	6	1,725,800	0.32
9	5	944,959	0.18
11	1	89,519	0.02
16	1	124,496	0.02
Total:	2,365	$536,235,229	100.00%
Weighted Average: 2

Geographic Distribution	# of Loans	Aggregate Balance	% of Aggregate Balance
California	598	$218,657,247	40.78%
Florida	217	39,906,667	7.44
New York	68	26,136,540	4.87
Virginia	108	25,395,720	4.74
Maryland	72	19,850,060	3.70
Arizona	100	19,636,018	3.66
Texas	154	16,907,704	3.15
Washington	63	13,292,088	2.48
Pennsylvania	93	12,206,977	2.28
North Carolina	85	11,817,270	2.20
Georgia	68	11,654,561	2.17
New Jersey	42	11,565,878	2.16
South Carolina	91	10,573,698	1.97
Nevada	32	9,538,806	1.78
Oregon	42	8,336,835	1.55
Colorado	39	7,209,313	1.34
Illinois	35	7,012,296	1.31
Ohio	46	5,451,033	1.02
Tennessee	41	4,709,330	0.88
Massachusetts	23	4,641,670	0.87
Hawaii	10	4,390,856	0.82
Utah	20	4,237,677	0.79
Michigan	26	3,789,182	0.71
Oklahoma	43	3,694,541	0.69
Minnesota	21	3,612,068	0.67
Wisconsin	25	3,397,432	0.63
New Mexico	17	2,959,998	0.55
Alabama	21	2,524,064	0.47
Indiana	26	2,514,935	0.47
Missouri	21	2,165,397	0.40
Arkansas	20	2,090,403	0.39
District Of Columbia	4	1,885,346	0.35
Connecticut	7	1,553,781	0.29
New Hampshire	8	1,489,372	0.28
Idaho	12	1,486,202	0.28
Kentucky	12	1,281,983	0.24
Rhode Island	2	1,075,208	0.20
West Virginia	11	1,073,672	0.20
South Dakota	7	1,048,879	0.20
Nebraska	5	991,221	0.18
Wyoming	6	939,143	0.18
Delaware	5	845,727	0.16
Kansas	7	827,072	0.15
Iowa	5	789,556	0.15
Continued...

...continued
Geographic Distribution	# of Loans	Aggregate Balance	% of Aggregate Balance
Montana North Dakota Vermont Maine Alaska	3 1 1 1 1	428,778 232,000 154,512 150,897 105,620	0.08 0.04 0.03 0.03 0.02
Total:	2,365	$536,235,229	100.00%
top zip %: 0.65

Document Type	# of Loans	Aggregate Balance	% of Aggregate Balance
Full	1,608	$292,149,671	54.48%
Reduced	379	146,259,370	27.28
Stated Doc	225	56,860,010	10.60
No Doc	87	22,504,985	4.20
No Ratio	65	18,080,338	3.37
Streamline	1	380,855	0.07
Total:	2,365	$536,235,229	100.00%

Credit Scores	# of Loans	Aggregate Balance	% of Aggregate Balance
551 – 600 601 – 650 651 – 700 701 – 750 751 – 800 801 - 850	9 281 673 751 575 76	$1,536,027 46,730,609 140,951,022 175,314,563 153,339,456 18,363,553	0.29% 8.71 26.29 32.69 28.60 3.42
Total:	2,365	$536,235,229	100.00%
Weighted Average: 721

Loan Seller	# of Loans	Aggregate Balance	% of Aggregate Balance
ABN AMRO	2	$346,239	0.06%
Bank of America	2	1,551,857	0.29
Chase Mortgage	747	86,314,937	16.10
Equity Now	1	286,125	0.05
First Magnus	1	544,559	0.10
Greenpoint Mortgage Corporation	9	3,254,402	0.61
HSBC	2	1,321,724	0.25
Indymac	2	1,404,694	0.26
Impac Mortgage	624	229,106,555	42.73
Mortgage IT	351	78,715,452	14.68
Professional Mortgage Corp	12	3,501,948	0.65
SunTrust Mortgage, Inc.	574	113,578,338	21.18
Southstar	1	710,310	0.13
Virtual Bank	2	1,493,000	0.28
Wachovia Securities	4	3,040,539	0.57
Wells Fargo Home Mortgage, Inc.	4	940,434	0.18
UBS Conduit	27	10,124,116	1.89
Total:	2,365	$536,235,229	100.00%

Servicer	# of Loans	Aggregate Balance	% of Aggregate Balance
ABN AMRO	2	$346,239	0.06%
Bank of America	1	596,166	0.11
Cenlar	358	81,386,944	15.18
Chase Home Mtg	747	86,314,937	16.10
GMAC Mortgage	37	13,988,567	2.61
Greenpoint	9	3,254,402	0.61
HSBC	2	1,321,724	0.25
INDYMAC	2	1,404,694	0.26
Suntrust	575	114,534,029	21.36
Wachovia Securities	1	397,773	0.07
Wells Fargo	7	3,583,200	0.67
Countrywide / Wells	624	229,106,555	42.73
Total:	2,365	$536,235,229	100.00%

Mortgage Ins.	# of Loans	Aggregate Balance	% of Aggregate Balance
AMIC	3	$361,077	0.07%
Century-National Insurance	1	186,509	0.03
GEMICO	170	19,532,458	3.64
Lender Paid MI	1	283,224	0.05
MGIC	215	23,614,641	4.40
PMI Mortgage Insurance	113	16,205,521	3.02
Policy Holders Benefit	5	837,543	0.16
Radian Guaranty	81	9,293,634	1.73
Republic Mortgage Insurance	77	9,884,051	1.84
Triad Guaranty Insurance Co.	38	4,192,043	0.78
United Guaranty	100	12,017,823	2.24
ORIG LTV <= 80	1,561	439,826,705	82.02
Total:	2,365	$536,235,229	100.00%
% LTV > 80 NO MI: 0.00%

Current Delinquency (Days)	# of Loans	Aggregate Balance	% of Aggregate Balance
0 30 60	2,357 7 1	$533,647,764 2,481,335 106,130	99.52% 0.46 0.02
Total:	2,365	$536,235,229	100.00%